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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                         California Water Service Group
             (Exact name of registrant as specified in its charter)


           Delaware                     1-13883                 77-0448994
           --------                     -------                 ----------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification Number)


   1720 North First Street San Jose, California                   95112
   --------------------------------------------                   -----
(Address of principal executive offices)                        (Zip Code)

                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 Entry into a Material Definitive Agreement

     As previously reported, Richard D. Nye, former Chief Financial Officer of the Company, submitted his resignation from the Company effective October 27, 2005 and the Company and Mr. Nye have since then been negotiating the terms of separation arrangements. The Company and Mr. Nye have now agreed to a Separation Agreement and Release dated as of December 15, 2005, which provides, among other terms, as follows:

     o payment to Mr. Nye, previously made on October 28, 2005, of final salary through October 27, 2005, plus six weeks' unused vacation, and one weeks' salary as termination wages;

     o the amount of $137,500 minus applicable tax withholding, equivalent to six months' salary, payable upon Mr. Nye's request made by March 31, 2006;

     o continuing entitlement to any benefits accrued as of October 27, 2005 under the registrant's pension plan, supplemental executive retirement plan, and deferred compensation plan. Mr. Nye was hired on March 1, 2003, and as such, has not vested in the pension or supplemental executive retirement plan under the vesting terms of the respective plans. Benefits accrued Mr. Nye under the deferred compensation plan were solely contributed to the plan by Mr. Nye;

     o payment of Mr. Nye's current medical insurance premiums for 12 months in the aggregate amount of $6,795, less tax withholding;

     o allowing Mr. Nye to purchase a company-owned, a 2003 Avalon Toyota automobile, at a price of $17,000, which was more than trade-in value; and

     o the agreement also contains a release of any liability of the registrant by Mr. Nye.


The agreement was revocable for seven days from the date of its execution and became irrevocable on December 22, 2005. The above summary of the agreement is qualified in its entirety by reference to the terms of the agreement, which is attached as Exhibit 10 to this report and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits:

     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   December 22, 2005


                                       CALIFORNIA WATER SERVICE GROUP


                                       By: /s/ John S. Tootle
                                          --------------------------------------
                                                     John S. Tootle
                                                 Acting Vice President,
                                          Chief Financial Officer and Treasurer
                                                (Duly Authorized Officer)

                                  Exhibit Index
                                  -------------

----------------------- -------------------------------------------------------------------------------------
       Exhibit
        Number                                              Description
----------------------- -------------------------------------------------------------------------------------
          10            Separation Agreement and Release between California Water Service Group and Richard
                        D. Nye dated as of December 15, 2005
----------------------- -------------------------------------------------------------------------------------


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